Post balance sheet events	12 Months Ended
Dec. 31, 2018
Post balance sheet events [Abstract]
Post balance sheet events

22.	Post balance sheet events

On January 23, 2019, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired with regard to our license agreement with Eli Lilly and Company (“Lilly”), which we signed in December 2018. Under the terms of the license agreement, the Company will conduct initial Phase 1 development of Tau Morphomer small molecules. Lilly will fund and lead further clinical development and will receive global commercialization rights for all indications, including Alzheimer’s disease and other neurodegenerative diseases. The Company will retain certain development rights in orphan indications and co-development and co-promotion options in certain indications outside Alzheimer’s disease.

The agreement also allows for potential development of indications in Progressive Supranuclear Palsy and an exclusive license to Lilly of certain intellectual property related to this program.

The Company received CHF 80 million as an upfront payment in February 2019. The agreement also includes various conditional clinical, regulatory and commercialization milestone payments. In addition, the Company will receive royalties on sales of licensed products.

The agreement will terminate on the date on which all obligations between the parties with respect to the last payment of royalties for licensed products have passed or expired. Subject to the terms in the agreement, Lilly may terminate the agreement with three months’ written notice to the Company

We and Lilly also entered into a convertible note agreement in December 2018, which also became effective on January 23, 2019. As the convertible note was not effective as of December 31, 2018, there is no corresponding recognition in our financial statements. The Company received total consideration of USD 50.0 (CHF 50.3) million in January 2019. The convertible note is a senior unsecured obligation of the Company that bears interest at a rate of 0.75% per annum, which may be paid in cash or result in the accretion of the principal amount thereof, at our election.

Subject to the terms and conditions set forth in the convertible note agreement, the convertible note will automatically convert into the Company’s common shares on the 90th day after the effective date of the license agreement, at a conversion price equal to USD 13.83 per share, which would convert into approximately 3.6 million of our common shares.

On January 30, 2019, we announced that Roche, the parent of our collaboration partner Genentech, is discontinuing the CREAD 1 and CREAD 2 (BN29552 and BN29553) Phase III studies of crenezumab in people with prodromal to mild sporadic AD. The decision came after an interim analysis conducted by the IDMC indicated that crenezumab was unlikely to meet its primary endpoint of change from baseline in Clinical Dementia Rating-Sum of Boxes (CDR-SB) Score. This decision was not related to safety of the investigational product. No safety signals for crenezumab were observed in this analysis and the overall safety profile was similar to that seen in previous trials.

Crenezumab continues to be studied in a preventive trial of cognitively healthy individuals in Colombia with an autosomal dominant mutation who are at risk of developing familial AD (fAD), under the Alzheimer’s Prevention Initiative (API), which began in 2013. This study will determine if treating people carrying this mutation with crenezumab prior to the onset of AD symptoms will slow or prevent the decline of cognitive and functional abilities. This study is in collaboration with the Banner Institute and is funded by the National Institute on Aging.

In March 2019, the Company and Biogen decided not to extend their collaboration agreement into a fourth year per the contract and conclude in April 2019 within the original three-year term of the agreement.